September 24, 2004
Dreyfus Variable Investment Fund –
Dreyfus Limited Term High Yield Portfolio

Supplement to Prospectus Dated May 1, 2004

THE FOLLOWING SHOULD BE INSERTED FOLLOWING THE FIRST PARAGRAPH OF THE SECTION OF THE FUND’S PROSPECTUS ENTITLED “GOAL/APPROACH”:

The Fund also is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants of “units”, so that the Fund’s total common stock holdings could exceed 5% at a particular time. However, the Fund currently intends to invest directly in common stocks (including those offered in an IPO) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUND’S PROSPECTUS ENTITLED “MAIN RISKS”:

Stock market risks: The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security also may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services. Small company stocks carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies.